SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the registrant [  ]

Check the appropriate box:
[X] Preliminary Information Statement
[   ] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))
[   ] Definitive Information Statement

XRAYMEDIA.COM Inc.

(Name of Registrant as Specified in its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[   ] Fee paid previously with Preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

(1) Amount Previously Paid: ______
(2) Form, Schedule or Registration Statement No._____
(3) Filing Party:__________________
(4)  Date Filed: August 19 , 2003

XRAYMEDIA.COM inc.
Suite 1560-555 West Hastings Street
Vancouver BC Canada V6B 4N6
(888) 777-0658

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD August 29, 2003

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of XRAYMEDIA.COM Inc., a Minnesota Company ("Company"), will be held at Suite 1560-555 West Hastings Street Vancouver BC Canada on Friday, August 29, 2003 at 10:30 a.m. local time, to consider and act upon:

  The Directors' proposal to amend the Company’s Articles of Incorporation to change the Company name from XRAYMEDIA.COM Inc., to XRAYMEDIA Inc. ,
  The Directors' proposal to amend the Company’s Articles of Incorporation to require a mandatory exchange of the old stock certificate, with the name "Xraymedia.com, Inc.", for a new stock certificate, with the name "Xraymedia, Inc.", with the stipulations that (a) old stock certificates, with the old company name, will be void, worthless, non-transferable and non-tradable in any public or private market or exchange ninety (90) days after the date of the filing of the Certificate of Amendment of the Articles of Incorporation in the State of Minnesota; and (b) physical exchange of the old stock certificates must be made exclusively by and through the Company’s stock transfer agent in order to obtain a new stock certificate.

  The Directors’ proposal to amend the Company ’s Articles of Incorporation to change increase the outstanding authorized share capital of the Company amount from 100 million shares of Common Stock, par value $.0001, to 500 million shares of Common Stock, par value $.0001 . The company Company has reached issued nearly all of it s current authorized limit of 100 million shares outstanding and , in order to continue its growth plans , the Company must needs to increase its authorized share amount.

  The Directors’ proposal to amend the Company ’s Articles of Incorporation to increase the authorized capital by add ing a new class of stock: preferred 1,000,000 shares of Preferred shares Stock, par value $.0001 ; the newly - created preferred shares will be convertible at a conversion rate of 1 share of p P referred Stock into for 10,000 shares of Common Stock, common with all voting rights converted at the same rate.

  To consider such other matters as may be raised at the meeting.

Shareholders of record at the close of business on August 5 18, 2003 are entitled to notice of, and to vote at, this Special Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by management. Proxies are not being solicited as the present management has sufficient votes to approve the above proposals. The approximate date on which this proxy statement and form of proxy are being mailed to security holders is August 19 , 2003.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Raymond C. Dabney
Raymond C. Dabney - President
Vancouver, British Columbia
August 19, 2003

XRAYMEDIA.COM Inc.
Suite 1560-555 West Hastings Street
Vancouver BC Canada V6B 4N6
(888) 777-0658

August 19, 2003

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of XRAYMEDIA.COM Inc. (the "Company") to be held on August 29, 2003 at 10:30 a.m. (local time) at Suite 1560-555 West Hastings Street Vancouver BC Canada. At this meeting, you will be asked to vote on the following matters:

  The Directors' proposal to amend the Company’s Articles of Incorporation to change the Company name from XRAYMEDIA.COM Inc., to XRAYMEDIA Inc.
  The Directors' proposal to amend the Company’s Articles of Incorporation to require a mandatory exchange of the old stock certificate, with the name "Xraymedia.com, Inc.", for a new stock certificate, with the name "Xraymedia, Inc.", with the stipulations that (a) old stock certificates, with the old company name, will be void, worthless, non-transferable and non-tradable in any public or private market or exchange ninety (90) days after the date of the filing of the Certificate of Amendment of the Articles of Incorporation in the State of Minnesota; and (b) physical exchange of the old stock certificates must be made exclusively by and through the Company’s stock transfer agent in order to obtain a new stock certificate.
  The Directors’ proposal to amend the Company’s Articles of Incorporation to increase the authorized capital of the Company from 100 million shares of Common Stock, par value $.0001, to 500 million shares of Common Stock, par value $.0001. The Company has issued nearly all of its current authorized limit of 100 million shares and, in order to continue its growth plans, the Company needs to increase its authorized share amount.

  The Directors’ proposal to amend the Company’s Articles of Incorporation to increase the authorized capital by adding a new class of stock:1,000,000 shares of Preferred Stock, par value $.0001; the newly-created preferred shares will be convertible at a conversion rate of 1 share of Preferred Stock for 10,000 shares of Common Stock, with all voting rights converted at the same rate.

  To consider such other matters as may be raised at the meeting.

Shareholders of record at the close of business on August 5 18, 2003 are entitled to notice of, and to vote at, this Special Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by management. Proxies are not being solicited as the present management has sufficient votes to approve the above proposals.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.
Sincerely,
Raymond C. Dabney
President & CEO

XRAYMEDIA.COM inc.
(888) 777-0658
INFORMATION STATEMENT
FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
HELD ON August 29, 2003

XRAYMEDIA.COM Inc. (the "Company") to be held on August 29, 2003 at 10:30 a.m. (local time) at Suite 1560-555 West Hastings Street Vancouver BC Canada.

Special Meeting of the Shareholders

This Proxy Statement is furnished in connection with the Special Meeting of Shareholders of XRAYMEDIA.COM Inc. (the "Company") to be held on August 18, 2003 at 10:30 a.m. (local time) at Suite 1560-555 West Hastings Street Vancouver BC Canada, or at any adjournment or postponement of this Meeting, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. This Information Statement is being first sent to or given to shareholders of record of August 8 18, 2003. The mailing address of the Company's business offices is Suite 1560-555 West Hastings Street Vancouver BC Canada V6B 4N6.

Shareholders Entitled To Vote

Only shareholders of record of the Company's Common Stock at the close of business on August 8 18, 2003 will be entitled to vote at the meeting or any adjournment thereof. On that date, 98,435,500 shares of Common Stock of the Company (the "Common Stock") were issued and outstanding. Each shareholder is entitled to one vote for each share held of record on the record date. The holders of a majority of the total shares of common stock outstanding at the record date present at the Meeting in person or voting by proxy will constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Shares can be voted at the Special Meeting by proxy or if the holder is present. A complete list of shareholders entitled to vote at the Special Meeting will be open to examination by any shareholder during the meeting.

Voting at the Special Meeting

The passing of the proposals will require the affirmative vote of a two-thirds majority of the shares of Common Stock represented and voting in person or by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with determining these and will have no effect on the outcome of such votes.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No person who has been a director or officer of the registrant at any time since the beginning of the last fiscal year, nor any associate of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the meeting.

No director of the registrant has informed the registrant in writing that he intends to oppose any action to be taken by the registrant at the meeting.

Proposals by Security Holders

There are no proposals by any security holders.

MATTERS TO COME BEFORE THE MEETING

NAME OF COMPANY

The Company's Board of Directors proposes to change the name of the Company from XRAYMEDIA.COM Inc., to XRAYMEDIA Inc., a more suitable name for the nature of business it conducts. When changed, the Company will not be adopting a new trading symbol if the shareholders pass this proposal on August 29, 2003.

The Proposal is as follows:

To Amend Article 1 of the Articles of Incorporation as follows:

ARTICLE I.

The name of this corporation shall be amended to "XRAYMEDIA Inc." The corporation requires a mandatory exchange of the old stock certificate, with the name "Xraymedia.com, Inc.", for a new stock certificate, with the name "Xraymedia, Inc.", with the stipulations that (a) old stock certificates, with the old company name, will be void, worthless, non-transferable and non-tradable in any public or private market or exchange ninety (90) days after the date of the filing of the Certificate of Amendment of the Articles of Incorporation in the State of Minnesota; and (b) physical exchange of the old stock certificates must be made exclusively by and through the Company’s stock transfer agent in order to obtain a new stock certificate.

The Directors believe that there may be a negative stigma associated with the ".com" portion of the Company’s current name, given the history and performance of many ".com" companies during the latter half of 2000, through the current year. The Directors feel that changing the name may more reflect more positively on the Company’s image in the industry and the financial community, in general. The effect will be to create a new name by which the Company will be known and operate.

INCREASED AUTHORIZED SHARE STRUCTURE OF THE COMPANY'S STOCK

The Directors’ have proposed an amendment to the Company’s Articles of Incorporation to increase the authorized capital of the Company from 100 million shares of Common Stock, par value $.0001, to 500 million shares of Common Stock, par value $.0001. The Company has nearly issued all of its current authorized limit of 100 million shares and, in order to continue its growth plans, the Company needs to increase its authorized share amount.

The Directors’ have also proposed to amend the Company’s Articles of Incorporation to increase the authorized capital by adding a new class of stock:1,000,000 shares of Preferred Stock, par value $.0001; the newly-created preferred shares will be convertible at a conversion rate of 1 share of Preferred Stock for 10,000 shares of Common Stock, with all voting rights converted at the same rate.

The proposal is as follows:

ARTICLE IV.

 To amend Article IV of the Articles of Incorporation as follows:

The Company’s total authorized capital shall consist of (a) 500 million shares of Common Stock, par value $.0001, and (b) 1,000,000 shares of Preferred Stock, par value $.0001; the newly-created preferred shares will be convertible at a conversion rate of 1 share of Preferred Stock for 10,000 shares of Common Stock, with all voting rights converted at the same rate. The Preferred Stock may have such other rights and preferences as may be established by the Board of Directors.

The Company has issued nearly all of its authorized shares of Common Stock and requires additional authorized Common Stock to continue its anticipated business expansion and growth. The Directors believe that the creation of a new class of shares, Preferred Stock, will give the Company some versatility to attract new and additional management personnel and anticipated future investment. There are currently no plans to issue any of the newly-created authorized shares of Common or Preferred Stock. The effect will be to create the potential for further issuance of stock, with the resulting dilution of ownership by all existing stockholders.

OTHER MATTERS

To consider such other matters as may be raised at the meeting.

By Order of the Board of Directors,

/s/ Raymond C. Dabney
Raymond C. Dabney - President

Vancouver, British Columbia
August 18, 2003